Exhibit 99.1

Item 6.                    Selected Financial Data

The operating and balance sheet data included in the following selected financial data have been derived from the consolidated financial statements of Cablevision and CSC Holdings.  The selected financial data presented below should be read in conjunction with the audited consolidated financial statements of Cablevision and CSC Holdings and the notes thereto included in Item 8 of this Report.

	Cablevision Systems Corporation
	Years Ended December 31,
	2009	2008	2007	2006	2005
	(Dollars in thousands, except per subscriber, per unit and per share data)
Operating Data:
Revenues, net	$6,847,301	$6,319,852	$5,598,435	$5,025,053	$4,338,311
Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,818,468	2,645,831	2,366,219	2,114,848	1,809,161
Selling, general and administrative	1,643,731	1,504,862	1,353,661	1,283,817	1,106,868
Restructuring expense (credits)	10,728	49,883	4,512	(3,627)	(904)
Depreciation and amortization (including impairments)	1,022,912	1,441,532	1,056,489	1,054,658	1,007,601
Operating income	1,351,462	677,744	817,554	575,357	415,585
Other income (expense):
Interest expense, net	(745,521)	(784,793)	(912,305)	(897,886)	(750,247)
Equity in net income of affiliates	—	—	4,467	6,698	3,219
Gain on sale of programming and affiliate interests, net	2,130	805	183,286	—	64,968
Gain (loss) on investments, net	(981)	(136,414)	(213,347)	290,302	(138,312)
Gain (loss) on equity derivative contracts, net	631	118,219	214,712	(214,352)	135,677
Loss on interest rate swap contracts, net	(78,868)	(205,683)	(76,568)	(39,360)	(16,497)
Write-off of deferred financing costs	(3,864)	—	(2,919)	(14,083)	—
Loss on extinguishment of debt	(69,593)	(2,424)	(19,113)	(13,125)	—
Miscellaneous, net	734	1,264	2,636	2,845	651

Income (loss) from continuing operations before income taxes	456,130	(331,282)	(1,597)	(303,604)	(284,956)
Income tax benefit (expense)	(206,669)	88,944	(33,512)	153,924	110,978
Income (loss) from continuing operations	249,461	(242,338)	(35,109)	(149,680)	(173,978)
Income from discontinued operations, net of taxes	35,838	6,166	253,384	32,661	268,332
Income (loss) before cumulative effect of a change in accounting principle	285,299	(236,172)	218,275	(117,019)	94,354
Cumulative effect of a change in accounting principle, net of taxes	—	—	(443)	(624)	—
Net income (loss)	285,299	(236,172)	217,832	(117,643)	94,354
Net loss (income) attributable to noncontrolling interests	273	8,108	321	(8,894)	(5,034)
Net income (loss) attributable to Cablevision Systems Corporation shareholders	$285,572	$(228,064)	$218,153	$(126,537)	$89,320

	Cablevision Systems Corporation
	Years Ended December 31,
	2009	2008	2007	2006	2005
	(Dollars in thousands, except per subscriber, per unit and per share data)
INCOME (LOSS) PER SHARE:

Basic net income (loss) per share attributable to Cablevision Systems Corporation shareholders
Income (loss) from continuing operations	$0.86	$(0.81)	$(0.12)	$(0.52)	$(0.60)
Income from discontinued operations	$0.12	$0.02	$0.88	$0.08	$0.92
Cumulative effect of a change in accounting principle	$—	$—	$—	$—	$—
Net income (loss)	$0.98	$(0.79)	$0.76	$(0.45)	$0.32
Basic weighted average common shares (in thousands)	291,759	290,286	288,271	283,627	281,936

Diluted net income (loss) per share attributable to Cablevision Systems Corporation shareholders
Income (loss) from continuing operations	$0.84	$(0.81)	$(0.12)	$(0.52)	$(0.60)
Income from discontinued operations	$0.12	$0.02	$0.88	$0.08	$0.92
Cumulative effect of a change in accounting principle	$—	$—	$—	$—	$—
Net income (loss)	$0.96	$(0.79)	$0.76	$(0.45)	$0.32
Diluted weighted average common shares (in thousands)	298,444	290,286	288,271	283,627	281,936
Cash dividends declared and paid per common share	$0.40	$0.20	$—	$10.00	$—

Amounts attributable to Cablevision Systems Corporation shareholders:
Income (loss) from continuing operations, net of taxes	$249,734	$(234,230)	$(34,788)	$(148,066)	$(168,757)
Income from discontinued operations, net of taxes	35,838	6,166	253,384	22,153	258,077
Cumulative effect of a change in accounting principle, net of taxes	—	—	(443)	(624)	—
Net income (loss)	$285,572	$(228,064)	$218,153	$(126,537)	$89,320

	Cablevision Systems Corporation
	December 31,
	2009	2008	2007	2006	2005
	(Dollars in thousands, except per subscriber, per unit and per share data)
Balance Sheet Data:
Total assets	$9,555,730	$9,920,267	$9,460,475	$10,219,235	$10,373,485
Bank debt	5,298,750	5,653,750	4,888,750	4,992,500	1,851,500
Collateralized indebtedness	375,832	448,738	847,154	921,574	1,170,126
Senior notes and debentures	5,321,883	5,496,292	5,495,148	5,993,956	5,992,760
Senior subordinated notes and debentures	323,817	323,564	323,311	497,011	746,621
Notes payable	—	6,230	1,017	18,843	15,905
Notes payable to affiliate	190,000	190,000	130,000	—	—
Capital lease obligations	56,541	54,392	57,633	56,409	53,923
Total debt	11,566,823	12,172,966	11,743,013	12,480,293	9,830,835
Redeemable noncontrolling interests	12,175	12,012	18,712	18,712	18,712
Stockholders’ deficiency	(5,155,955)	(5,367,991)	(5,117,570)	(5,357,730)	(2,511,785)
Noncontrolling interest	521	333	571	49,059	54,579
Total deficiency	(5,155,434)	(5,367,658)	(5,116,999)	(5,308,671)	(2,457,206)

	At December 31,
	2009	2008	2007	2006	2005
	(in thousands, except per subscriber data)
Statistical Data (Unaudited):
Revenue Generating Units:
Basic Video Customers(1)	3,063	3,108	3,123	3,127	3,027
iO Digital Video Customers	2,893	2,837	2,628	2,447	1,963
Optimum Online High-Speed Data Customers	2,568	2,455	2,282	2,039	1,694
Optimum Voice Customers	2,052	1,878	1,592	1,209	731
Residential Telephone Customers	—	—	—	5	8
Total Revenue Generating Units	10,576	10,278	9,625	8,827	7,423

Customer Relationships(2)	3,314	3,325	3,317	3,300	3,175

Homes Passed(3)	4,829	4,732	4,679	4,562	4,484

Penetration:
Basic Video to Homes Passed	63.4%	65.7%	66.8%	68.5%	67.5%
iO Digital to Basic Penetration	94.4%	91.3%	84.1%	78.2%	64.8%
Optimum Online to Homes Passed	53.2%	51.9%	48.8%	44.7%	37.8%
Optimum Voice to Homes Passed	42.5%	39.7%	34.0%	26.5%	16.3%

Average Monthly Revenue per Basic Video Customer (“RPS”)(4)	$144.03	$134.85	$125.10	$115.30	$100.46

(1)

Basic video customers represent each customer account (set up and segregated by customer name and address), weighted equally and counted as one customer, regardless of size, revenue generated, or number of boxes, units, or outlets. In calculating the number of customers, the Company counts all customers other than inactive/disconnected customers. Free accounts are included in the customer counts along with all active accounts, but they are limited to a prescribed group such as current and retired Company employees. Such accounts are also not entirely free, as they typically generate revenue through pay-per-view or other services for which they must pay. Free status is not granted to regular customers as a promotion. The Company counts a bulk commercial customer, such as a hotel, as one customer, and does not count individual room units at that hotel. In counting bulk residential customers such as an apartment building, the Company counts each subscribing family unit within the building as one customer, but does not count the master account for the entire building as a customer.

(2)	Number of customers who receive at least one of the Company’s services.
(3)

Homes passed represent the estimated number of single residence homes, apartment and condominium units and commercial establishments passed by the cable distribution network in areas serviceable without further extending the transmission lines.

(4)

RPS is calculated by dividing the average monthly GAAP revenues for the Telecommunications Services segment, less the revenue attributable to Optimum Lightpath, for the fourth quarter of each year presented by the average number of basic video customers served by the Company’s cable television systems for the same period. For purposes of this calculation, both revenue and average number of basic video customers exclude the Company’s Optimum Lightpath operations because Optimum Lightpath’s third-party revenues are unrelated to the Company’s cable television system customers.

	CSC Holdings, LLC
	Years Ended December 31,
	2009	2008	2007	2006	2005
	(Dollars in thousands, except per subscriber, per unit and per share data)
Operating Data:
Revenues, net	$6,847,301	$6,319,852	$5,598,435	$5,025,053	$4,338,311
Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,818,468	2,645,831	2,366,219	2,114,848	1,809,161
Selling, general and administrative	1,643,731	1,504,862	1,353,661	1,283,817	1,106,868
Restructuring expense (credits)	10,728	49,883	4,512	(3,627)	(904)
Depreciation and amortization (including impairments)	1,022,912	1,441,532	1,056,489	1,054,658	1,007,601
Operating income	1,351,462	677,744	817,554	575,357	415,585
Other income (expense):
Interest expense, net	(569,379)	(633,355)	(781,312)	(769,060)	(625,838)
Equity in net income of affiliates	—	—	4,467	6,698	3,219
Gain on sale of programming and affiliate interests, net	2,130	805	183,286	—	64,968
Gain (loss) on investments, net	(981)	(136,414)	(213,347)	290,302	(138,312)
Gain (loss) on equity derivative contracts, net	631	118,219	214,712	(214,352)	135,677
Loss on interest rate swap contracts, net	(78,868)	(205,683)	(76,568)	(39,360)	(16,497)
Write-off of deferred financing costs	(3,792)	—	(2,919)	(14,083)	—
Loss on extinguishment of debt	(69,078)	(2,424)	(19,113)	(13,125)	—
Miscellaneous, net	734	1,260	2,636	2,845	828
Income (loss) from continuing operations before income taxes	632,859	(179,848)	129,396	(174,778)	(160,370)
Income tax benefit (expense)	(277,747)	29,299	(88,960)	101,093	59,985
Income (loss) from continuing operations	355,112	(150,549)	40,436	(73,685)	(100,385)
Income from discontinued operations, net of taxes	35,838	6,166	253,384	32,661	268,332
Income (loss) before cumulative effect of a change in accounting principle	390,950	(144,383)	293,820	(41,024)	167,947
Cumulative effect of a change in accounting principle, net of taxes	—	—	(443)	(624)	—
Net income (loss)	390,950	(144,383)	293,377	(41,648)	167,947
Net loss (income) attributable to noncontrolling interests	273	8,108	321	(8,894)	(5,034)
Net income (loss) attributable to CSC Holdings, LLC’s sole member	$391,223	$(136,275)	$293,698	$(50,542)	$162,913

Amounts attributable to CSC Holdings, LLC’s sole member:

Income (loss) from continuing operations, net of taxes	$355,385	$(142,441)	$40,757	$(72,071)	$(95,164)
Income from discontinued operations, net of taxes	35,838	6,166	253,384	22,153	258,077
Cumulative effect of a change in accounting principle, net of taxes	—	—	(443)	(624)	—
Net income (loss)	$391,223	$(136,275)	$293,698	$(50,542)	$162,913

	CSC Holdings, LLC
	December 31,
	2009	2008	2007	2006	2005
	(Dollars in thousands, except per subscriber, per unit and per share data)
Balance Sheet Data:
Total assets	$9,801,483	$10,159,620	$9,664,078	$10,158,474	$10,370,861
Bank debt	5,298,750	5,653,750	4,888,750	4,992,500	1,851,500
Collateralized indebtedness	375,832	448,738	847,154	921,574	1,170,126
Senior notes and debentures	3,434,192	3,996,292	3,995,148	4,493,956	4,492,760
Senior subordinated notes and debentures	323,817	323,564	323,311	497,011	746,621
Notes payable	—	6,230	1,017	18,843	15,905
Notes payable to affiliate	190,000	190,000	130,000	—	—
Capital lease obligations	56,541	54,392	57,633	56,409	53,923
Total debt	9,679,132	10,672,966	10,243,013	10,980,293	8,330,835
Redeemable noncontrolling interests	12,175	12,012	18,712	18,712	18,712
Stockholder’s deficiency	—	(3,603,782)	(3,451,037)	(3,821,804)	(986,379)
Member’s deficiency	(3,090,152)	—	—	—	—
Noncontrolling interest	521	333	571	49,059	54,579
Total deficiency	(3,089,631)	(3,603,449)	(3,450,466)	(3,772,745)	(931,800)

	At December 31,
	2009	2008	2007	2006	2005
	(in thousands, except per subscriber data)
Statistical Data (Unaudited):
Revenue Generating Units:
Basic Video Customers(1)	3,063	3,108	3,123	3,127	3,027
iO Digital Video Customers	2,893	2,837	2,628	2,447	1,963
Optimum Online High-Speed Data Customers	2,568	2,455	2,282	2,039	1,694
Optimum Voice Customers	2,052	1,878	1,592	1,209	731
Residential Telephone Customers	—	—	—	5	8
Total Revenue Generating Units	10,576	10,278	9,625	8,827	7,423

Customer Relationships(2)	3,314	3,325	3,317	3,300	3,175
Homes Passed(3)	4,829	4,732	4,679	4,562	4,484

Penetration:
Basic Video to Homes Passed	63.4%	65.7%	66.8%	68.5%	67.5%
iO Digital to Basic Penetration	94.4%	91.3%	84.1%	78.2%	64.8%
Optimum Online to Homes Passed	53.2%	51.9%	48.8%	44.7%	37.8%
Optimum Voice to Homes Passed	42.5%	39.7%	34.0%	26.5%	16.3%

Average Monthly Revenue per Basic Video Customer (“RPS”)(4)	$144.03	$134.85	$125.10	$115.30	$100.46

(1)

Basic video customers represent each customer account (set up and segregated by customer name and address), weighted equally and counted as one customer, regardless of size, revenue generated, or number of boxes, units, or outlets. In calculating the number of customers, the Company counts all customers other than inactive/disconnected customers. Free accounts are included in the customer counts along with all active accounts, but they are limited to a prescribed group such as current and retired Company employees. Such accounts are also not entirely free, as they typically generate revenue through pay-per-view or other services for which they must pay. Free status is not granted to regular customers as a promotion. The Company counts a bulk commercial customer, such as a hotel, as one customer, and does not count individual room units at that hotel. In counting bulk residential customers such as an apartment building, the Company counts each subscribing family unit within the building as one customer, but does not count the master account for the entire building as a customer.

(2)	Number of customers who receive at least one of the company’s services.
(3)

Homes passed represent the estimated number of single residence homes, apartment and condominium units and commercial establishments passed by the cable distribution network in areas serviceable without further extending the transmission lines.

(4)

RPS is calculated by dividing the average monthly GAAP revenues for the Telecommunications Services segment, less the revenue attributable to Optimum Lightpath, for the fourth quarter of each year presented by the average number of basic video customers served by the Company’s cable television systems for the same period. For purposes of this calculation, both revenue and average number of basic video customers exclude the Company’s Optimum Lightpath operations because Optimum Lightpath’s third-party revenues are unrelated to the Company’s cable television system customers.